                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 APRIL 11, 2003

                             TAMPA ELECTRIC COMPANY
             (Exact name of registrant as specified in its charter)

          FLORIDA                     1-5007                59-0475140
(State or other jurisdiction      (Commission File         (IRS Employer
     of incorporation)                Number)           Identification No.)

                 702 NORTH FRANKLIN STREET, TAMPA FLORIDA 33602
              (Address of principal executive offices and zip code)

                                 (813) 228-4111
              (Registrant's telephone number, including area code)

                                  CO-REGISTRANT

Exact name of registrant as    State or other jurisdiction      IRS Employer
 specified in its charter           of incorporation          Identification No.
 ------------------------           ----------------          ------------------
     TECO ENERGY, INC.                 FLORIDA                    59-2052286

ITEM 5. OTHER

      On April 11, 2003, Tampa Electric Company sold $250,000,000 principal amount of 6.25% Senior Notes due April 11, 2016 (the "Notes") pursuant to Note Purchase Agreements between Tampa Electric Company and each of the Purchasers of the Notes. The Note Purchase Agreement between Tampa Electric Company and each of the Purchasers whose names appear in the acceptance forms at the end thereof is filed as Exhibit 10.1.

ITEM 7. EXHIBITS.

      10.1 Note Purchase Agreement dated as of April 11, 2003, between Tampa Electric Company and each of the Purchasers whose names appear in the acceptance forms at the end thereof.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date:  April 11, 2003                     TAMPA ELECTRIC COMPANY



                                          By:  /s/ P.H. Barringer
                                               ---------------------------------
                                               P.H. Barringer
                                               Vice President - Controller

Date: April 11, 2003                               TECO ENERGY, INC.



                                          By:  /s/ S. A. Myers
                                               ---------------------------------
                                               S. A. Myers
                                               Vice President - Corporate
                                               Accounting and Tax
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                                  EXHIBIT INDEX

EXHIBIT NO.                     DESCRIPTION
-----------                     -----------
10.1                    Note Purchase Agreement dated as of April 11, 2003,
                        between Tampa Electric Company and each of the
                        Purchasers whose names appear in the acceptance forms at
                        the end thereof.